SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2007

CASCADE BANCORP
(Exact name of Registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 NW Wall Street Bend, Oregon 97701
(Address of principal executive offices and zip code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

          On February 27, 2007, Gregory D. Newton, Executive Vice President/CFO of Cascade Bancorp will be making the following presentation at the RBC Dain Rauscher Northwest Investor Conference at Bell Harbor International Conference Center. All of the information in the presentation is furnished (not filed) as Exhibit 99.1 to this Current Report.

          On February 28, 2007, Patricia L. Moss, President & CEO of Cascade Bancorp will be making the following presentation at the Keefe, Bruyette & Woods 2007 Regional Bank Conference in Boston, Massachusetts, and on March 6, 2007 at the Sandler O’Neill’s 2007 West Coast Financial Services Conference in San Francisco, California.

          All of the information in the presentation is furnished (not filed) as Exhibit 99.1 to this Current Report.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

	99.1	Investor Presentation

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

	By:	/s/ Gregory D. Newton

Gregory D. Newton
Executive Vice President/ Chief Financial Officer/Secretary
Date: 2/26/07